UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

November 7, 2007

Date of Report

(Date of earliest event reported)

(Exact name of registrant as specified in its charter)

Delaware

0-8176

95-1840947

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)	Identification No.)

One Wilshire Building

624 South Grand Avenue, Suite 2900

Los Angeles, CA 90017-3782

(Address, including zip code, of principal executive offices)

(213) 929-1800

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01       Changes in Registrant’s Certifying Accountant.

(b) New Independent Registered Public Accounting Firm

On November 7, 2007, the Company’s Audit Committee engaged PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year beginning January 1, 2008.

During the fiscal years ended December 31, 2006 and 2005 and through November 7, 2007, the Company has not consulted with PwC regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements and neither a written report was provided to the Company nor oral advice was provided that PwC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                                                                                        SOUTHWEST WATER COMPANY

                                                                                                                                                            (Registrant)

Date: November 7, 2007	By:	/S/ CHERYL L. CLARY
Name: Cheryl L. Clary
Title: Chief Financial Officer

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